U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 8, 2016

INCAPTA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-29113	47-3903460
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1950 Fifth Avenue, Suite 100, San Diego, California	92101
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (619) 798-9284

______________________________                          __________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On August 8, 2016, the Company issued 100,000,000 restricted shares of common stock, valued at $100,000 ($0.001 per share) to John Fleming, the Company’s President, for services rendered and to be rendered to the Company.

ITEM 8.01 OTHER EVENTS.

On August 8, 2016, the Company effectuated a 19,000 to 1 reverse split of its common stock. For 20 business days from this date, the trading symbol of the Company will be “INCTD”.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

InCapta, Inc.

Dated: August 8, 2016	By:	/s/ John Fleming
John Fleming, President

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